UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report: June 17, 2021

ACIES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39652	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1219 Morningside Drive, Suite 110 Manhattan Beach, CA	90266
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 545-9265

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	ACACU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	ACAC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ACACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below under Item 5.07 of this Current Report on Form 8-K, on June 17, 2021, Acies Acquisition Corp. (“Acies”) convened its Extraordinary General Meeting (the “Extraordinary General Meeting”) to approve, among other things, the previously announced business combination with PlayStudios, Inc., a Delaware corporation (“PLAYSTUDIOS”).

At the Extraordinary General Meeting, the Company’s shareholders approved, among other items, the PLAYSTUDIOS, Inc. 2021 Equity Incentive Plan (the “Incentive Plan”) and PLAYSTUDIOS, Inc. 2021 Employee Stock Purchase Plan (the “Stock Plan”). A description of the material terms of each of the Incentive Plan and the Stock Plan is included in the Company’s definitive proxy statement/prospectus filed by Acies with the U.S. Securities and Exchange Commission on May 25, 2021 (the “Definitive Proxy”), which descriptions are incorporated herein by reference. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Incentive Plan and Stock Plan, which are attached as Annex F and Annex G, respectively, to the Definitive Proxy and are also incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Extraordinary General Meeting, holders of 16,610,150 of Acies’ ordinary shares, which represented 61.73% of the ordinary shares outstanding and entitled to vote as of the record date of May 14, 2021, were represented in person or by proxy. The final voting results for each matter submitted to a vote of the Acies shareholders at the Extraordinary General Meeting (each of which is described in more detail in the Definitive Proxy) are set forth below:

Approval of the Business Combination Proposal

The shareholders approved by ordinary resolution adoption of the Agreement and Plan of Merger, dated as of February 1, 2021 (the “Merger Agreement”), by and among Catalyst Merger Sub I, Inc., a Delaware corporation and a direct wholly owned subsidiary of Acies (“First Merger Sub”), Catalyst Merger Sub II, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Acies (“Second Merger Sub”), and PLAYSTUDIOS, a copy of which is attached to the Definitive Proxy as Annex A. The Merger Agreement provides for, among other things, the merger of First Merger Sub with and into PLAYSTUDIOS (the “First Merger”), with PLAYSTUDIOS surviving as a wholly owned subsidiary of Acies, and immediately following the First Merger, and as part of an integrated transaction with the First Merger, PLAYSTUDIOS will merge with and into Second Merger Sub, with Second Merger Sub being the surviving entity and a wholly owned subsidiary of Acies, all in accordance with the terms and subject to the conditions of the Merger Agreement (the “Business Combination Proposal”). The results of the shareholder vote with respect to the Business Combination Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,093,891	513,645	2,614	N/A

Approval of the Domestication Proposal

The shareholders approved by special resolution the change of Acies’ jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication” and, together with the Merger, the “Business Combination”) (the “Domestication Proposal”). The results of the shareholder vote with respect to the Domestication Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,094,091	512,935	3,124	N/A

Organizational Documents Proposals

The shareholders approved by ordinary resolutions, save for the Organizational Documents Proposal D (described below) which required a special resolution, certain differences between Acies’ Amended and Restated Memorandum and Articles of Association (as may be amended from time to time, the “Cayman Constitutional Documents”) and the proposed new certificate of incorporation, a copy of which is attached to the Definitive Proxy as Annex I (the “Proposed Certificate of Incorporation”), and the proposed new bylaws, a copy of which is attached to the Definitive Proxy as Annex J (the “Proposed Bylaws”), of Acies described below and in more detail in the Definitive Proxy. Upon the filing with and acceptance by the Secretary of State of Delaware of the Certificate of Domestication in accordance with Section 388 of the Delaware General Corporation Law (the “DGCL”), Acies will be renamed “PLAYSTUDIOS, Inc.” (Acies after the consummation of the Business Combination is referred to herein as “New PLAYSTUDIOS”):

Approval of Organizational Documents Proposal A

The shareholders approved the change in the authorized share capital of Acies from 500,000,000 Class A ordinary shares, par value $0.0001 per share, 50,000,000 Class B ordinary shares, par value $0.0001 per share, and 5,000,000 preferred shares, par value $0.0001 per share, to 2,000,000,000 shares of Class A common stock, par value $0.0001 per share, of New PLAYSTUDIOS, 25,000,000 shares of Class B common stock, par value $0.0001 per share, of New PLAYSTUDIOS, and 100,000,000 shares of preferred stock, par value $0.0001 per share (the “New PLAYSTUDIOS Preferred Stock”), of New PLAYSTUDIOS (“Organizational Documents Proposal A”). The results of the shareholder vote with respect to Organizational Documents Proposal A were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,991,435	513,733	104,982	N/A

Approval of Organizational Documents Proposal B

The shareholders approved that the New PLAYSTUDIOS Board of Directors be authorized to issue any or all shares of New PLAYSTUDIOS Preferred Stock in one or more classes or series, with such terms and conditions as may be expressly determined by the New PLAYSTUDIOS Board of Directors and as may be permitted by the DGCL (“Organizational Documents Proposal B”). The results of the shareholder vote with respect to Organizational Documents Proposal B were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,872,614	631,124	106,412	N/A

Approval of Organizational Documents Proposal C

The shareholders approved that New PLAYSTUDIOS Board of Directors be declassified with all directors being elected each year for one-year terms (“Organizational Documents Proposal C”). The results of the shareholder vote with respect to Organizational Documents Proposal C were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,012,012	494,667	103,471	N/A

Approval of Organizational Documents Proposal D

The shareholders approved all other changes in connection with the replacement of the Cayman Constitutional Documents with the Proposed Certificate of Incorporation and Proposed Bylaws as part of the Domestication, including (i) changing the corporate name from “Acies Acquisition Corp.” to “PLAYSTUDIOS, Inc.,” (ii) making New PLAYSTUDIOS’ corporate existence perpetual, (iii) adopting Delaware as the exclusive forum for certain stockholder litigation and adopting the federal district courts of the United States of America as the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act, and (iv) removing certain provisions related to Acies’ status as a blank check company that will no longer be applicable upon consummation of the Business Combination (“Organizational Documents Proposal D”). The results of the shareholder vote with respect to Organizational Documents Proposal D were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,989,584	514,895	105,671	N/A

Approval of the Director Election Proposal

The shareholders approved by ordinary resolution the election of Andrew Pascal, James Murren, William J. Hornbuckle, Joe Horowitz, Jason Krikorian and Judy K. Mencher who, upon consummation of the Business Combination, will be the directors of New PLAYSTUDIOS (the “Director Election Proposal”).

The results of the shareholder vote with respect to the election of Andrew Pascal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,981,784	523,895	104,471	N/A

The results of the shareholder vote with respect to the election of James Murren were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,981,784	523,895	104,471	N/A

The results of the shareholder vote with respect to the election of William J. Hornbuckle were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,981,784	523,895	104,471	N/A

The results of the shareholder vote with respect to the election of Joe Horowitz were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,981,784	523,895	104,471	N/A

The results of the shareholder vote with respect to the election of Jason Krikorian were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,981,784	523,895	104,471	N/A

The results of the shareholder vote with respect to the election of Judy K. Mencher were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,981,784	523,895	104,471	N/A

Approval of the Merger Issuance Proposal

The shareholders approved by ordinary resolution for the purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635, the issuance of shares of common stock of New PLAYSTUDIOS to the stockholders of PLAYSTUDIOS, holders of warrants of PLAYSTUDIOS and vested options of PLAYSTUDIOS pursuant to the terms of the Merger Agreement (the “Merger Issuance Proposal”). The results of the shareholder vote with respect to the Merger Issuance Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,992,100	513,979	104,071	N/A

Approval of the PIPE Issuance

The shareholders approved by ordinary resolution for the purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635, the issuance of shares of New PLAYSTUDIOS common stock to certain investors (the “PIPE Investors”) pursuant to subscription agreements with the PIPE Investors whereby the PIPE Investors collectively subscribed for 25,000,000 shares of New PLAYSTUDIOS Class A common stock for an aggregate purchase price equal to $250 million (the “PIPE Issuance Proposal”). The results of the shareholder vote with respect to the PIPE Issuance Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,986,986	516,083	107,081	N/A

Approval of the Incentive Plan Proposal

The shareholders approved by ordinary resolution the Incentive Plan, a copy of which is attached to the Definitive Proxy as Annex F, including the authorization of the initial share reserve under the Incentive Plan (the “Incentive Plan Proposal”). The results of the shareholder vote with respect to the Incentive Plan Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,859,621	639,139	111,390	N/A

Approval of the ESPP Proposal

The shareholders approved by ordinary resolution the Stock Plan, a copy of which is attached to the Definitive Proxy as Annex G, including the authorization of the initial share reserve under the Stock Plan (the “ESPP Proposal”) by ordinary resolution. The results of the shareholder vote with respect to the ESPP Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,900,036	600,512	109,602	N/A

Approval of the Auditor Ratification Proposal

The shareholders approved by ordinary resolution the ratification of the appointment of Marcum LLP as the independent registered public accountants of Acies to audit and report upon Acies’ consolidated financial statements for the fiscal year ending December 31, 2021 (the “Auditor Ratification Proposal”). The results of the shareholder vote with respect to the Auditor Ratification Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,283,037	219,278	107,835	N/A

Approval of the Adjournment Proposal

The shareholders approved the adjournment of the extraordinary general meeting by ordinary resolution to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of one or more proposals at the extraordinary general meeting (the “Adjournment Proposal”). The results of the shareholder vote with respect to the Adjournment Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,888,201	614,978	106,971	N/A

Acies expects to close the Business Combination on or about June 21, 2021, subject to customary closing conditions, and for the shares of New PLAYSTUDIOS Class A common stock and warrants to begin publicly trading on The Nasdaq Global Market under the new symbols “MYPS” and “MYPSW”, respectively, on or about June 22, 2021, or as soon as practicable after the closing of the Business Combination.

Item 8.01. Other Events

In connection with the Business Combination, holders of 11,333,489 Acies Class A ordinary shares exercised their right to redeem their shares for cash at a redemption price of approximately $10.00 per share, for an aggregate redemption amount of $113,358,050.90.

On June 17, 2021, PLAYSTUDIOS and Acies issued a joint press release announcing the results of the shareholder vote of the Extraordinary General Meeting. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)

Exhibit Number	Description
99.1	Press Release, dated June 17, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACIES ACQUISITION CORP.

Dated: June 21, 2021	By:	/s/ Daniel Fetters
	Name:	Daniel Fetters
	Title:	Co-Chief Executive Officer